UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): September 16, 2015

Woodward, Inc.
(Exact Name of Registrant as Specified in Charter)

DE	000-8408	36-1984010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 East Drake Road, Fort Collins, Colorado	80525
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: 970-482-5811

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 16, 2015, the Board of Directors of Woodward, Inc. approved a quarterly cash dividend of $0.10 per share, payable on November 30, 2015, for stockholders of record as of November 16, 2015.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements:
None
(b) Pro forma financial information:
None
(c) Shell company transactions:
None
(d) Exhibits
99.1 Press Release of Woodward, Inc. dated September 17, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2015	Woodward, Inc.
	By:	/s/ A. CHRISTOPHER FAWZY A. Christopher Fawzy Corporate Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Woodward, Inc. dated September 17, 2015